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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05426
AIM Investment Funds (Invesco Investment Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 08/31/10

*	Funds included are: Invesco Van Kampen International Advantage Fund and Invesco Van Kampen International Growth Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen International
Advantage Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
16	Financial Highlights
19	Notes to Financial Statements
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
31	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco

2	Invesco Van Kampen International Advantage Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Van Kampen International Advantage Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen International Advantage Fund was reorganized into Invesco Van Kampen International Advantage Fund. Effective June 25, 2010, Clas Olsson, Barrett Sides, Jason Holzer, Steve Cao and Matt Dennis managed the Fund. A detailed listing of your Fund’s managers appears later in this report.
     For the 12 months ended August 31, 2010, all share classes of Invesco Van Kampen International Advantage Fund, at net asset value, delivered double-digit gains, outperforming the MSCI All Country World ex U.S. Index. Outperformance was driven by strong stock selection across the financials, consumer staples, health care and consumer discretionary sectors. Relative results also benefited from the Fund’s exposure to strong performing small-cap and emerging market stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.00%

Class B Shares	11.80

Class C Shares	11.23

Class Y Shares	12.13

MSCI All Country World ex U.S. Index▼ (Broad Market/Style-Specific Index)	2.85

▼	Lipper Inc.

How we invest
The following describes the Fund’s investment process as of June 25, 2010.
     When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth but their stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive investment opportunity becomes available.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 2009,1 investors continued to worry about high unemployment and a still-weak housing market. But not all news was bad. The period ended with a flurry of private sector merger and acquisition activity – a sign of cash-rich corporations and strong balance sheets.
     In contrast, China enacted credit tightening measures in early 2010 in an attempt to slow its economy. The combination of robust domestic economic news and largely upbeat corporate earnings supported Asian equity markets during the period. However, fears of potential overheating in emerging market economies, coupled with fears of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.
     At the beginning of the 12-month period covered by this report, riskier assets were outperforming securities considered safe havens, such as U.S. Treasury securities. This trend continued through the middle of April 2010. Renewed credit problems overseas and the market corrections that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued.
     In this environment, we continued to construct the Fund’s portfolio from the bottom up, selecting stocks on an individual basis. All share classes of the Fund delivered double-digit gains for the fiscal year, outperforming the Fund’s benchmark, the MSCI All Country World ex U.S. Index (the Index). The Fund outperformed the Index in eight of 10 sectors. Significant outperformance came from the financials, consumer staples, health care and consumer

Portfolio Composition
By sector

Consumer Discretionary	17.2%

Consumer Staples	14.9

Health Care	12.8

Financials	10.4

Information Technology	9.6

Energy	9.2

Industrials	8.1

Telecommunication Services	6.2

Materials	4.4

Utilities	3.2

Industrials	0.5

Money Market Funds

Plus Other Assets Less Liabilities	3.5

Top 10 Equity Holdings*

1.	Teva Pharmaceutical Industries Ltd.	2.3%

2.	Roche Holding AG	2.2

3.	Nestle SA	2.2

4.	Nidec Corp.	2.0

5.	Shire PLC	1.9

6.	Imperial Tobacco Group PLC	1.9

7.	Reckitt Benckiser PLC	1.9

8.	Hyundai Mobis	1.9

9.	America Movil SAB de CV	1.8

10.	Anheuser-Busch InBev NV	1.7

Top Five Countries

1.	United Kingdom	18.0%

2.	Japan	9.0

3.	Switzerland	7.5

4.	Germany	6.8

5.	Canada	5.9

Total Net Assets	$65.9 million

Total Number of Holdings*	89
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	Invesco Van Kampen International Advantage Fund

discretionary sectors. In each instance, favorable stock selection was a key driver of outperformance. In the financials sector, solid stock selection across the commercial banking industry enabled the Fund to significantly outperform the Index, delivering positive returns in a negative sector. Top Fund performers included emerging market banks not represented in the Index – Kasikornbank (Thailand) and Banco Bradesco (Brazil). Before the end of the fiscal year we sold our holdings in Kasikornbank PLC.
     In health care, particular strength was seen in the health care equipment and pharmaceutical industries. Top performers included German-based Fresenius Medical Care – the world’s largest provider of dialysis products and services – and Shire, the U.K. specialty biopharmaceutical company that focuses on attention deficit hyperactivity disorder (ADHD) medication. In the consumer discretionary sector, particular strength was seen in the automobiles, media, hotels, restaurant and leisure industries. Top contributors included global supply chain management firm Li & Fung and German sports apparel manufacturer Adidas. In each of these cases, the Index had little or no exposure to these holdings, demonstrating the benefits of the Fund’s actively managed, non-benchmark focused investment process.
     In contrast, underweight exposure to the generally lower quality commodity-based metals and mining segments prevented the Fund from fully participating in the strength of the materials sector. Our concerns on the sustainability of earnings growth in this segment of the market was the key driver for this underweight exposure. Fund stock selection in the energy sector detracted as well. However, underweight exposure to the Index sector supported relative results.
     In broad geographic terms, the Fund delivered positive, and in some cases double-digit, returns across almost all major markets. Versus the Index, the Fund outperformed across all regions, with meaningful outperformance coming from the Fund’s exposure in Europe. In addition, underweight exposure combined with strong stock selection in Japan enabled the Fund to deliver double-digit gains in a negative market. Despite being underweight in emerging markets versus the Index, strong stock selection enabled the Fund to significantly outperform the Index in this segment of the market. In contrast, relative gains were modestly offset by the negative influence of the Fund’s exposure to Brazil and India. Stock selection in Switzerland detracted as well.
     In addition to solid stock selection from both a sector and regional perspective, the Fund’s results also were supported by favorable stock selection in the small-cap universe, a segment of the market that experienced a sharp rebound over the period. The Fund’s mid- and small-cap overweight versus the Index, which maintains a larger cap focus, was a key contributor to relative outperformance as well.
     We took over management of the Fund on June 25, 2010 – approximately two months prior to the fiscal year-end. During this period, we sold several Fund holdings while simultaneously purchasing several new names. These transactions brought the Fund in line with our EQV investment philosophy and process (discussed earlier in this report). Stock selection in the portfolio is driven by the underlying fundamentals of a company, rather than top-down macroeconomic views. That being said, our belief that consumer spending may improve explains the Fund’s overweight exposure to the consumer discretionary sector. In contrast, we are cautious on the materials sector and maintain our underweight exposure to this sector.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble and historically high unemployment could impede future economic growth, while massive fiscal and monetary stimulus could promote economic growth. Given the difficulty of forecasting the direction of the economy and calling inflection points, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view.
     We thank you for continuing to place your trust in Invesco Van Kampen International Advantage Fund.
1 Bureau of Economic Analysis
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Clas Olsson
Portfolio manager and Chief Investment Officer of Invesco’s International Growth Investment Management Unit, is lead manager with respect to the Fund’s investments in Europe and Canada of Invesco Van Kampen International Advantage Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a B.B.A. from The University of Texas at Austin.
Barrett Sides
Portfolio manager, is lead manager with respect to the Fund’s investments in Asia Pacific and Latin America of Invesco Van Kampen International Advantage Fund. He joined Invesco in 1990. Mr. Sides earned a B.S. in economics from Bucknell University. He also earned an M.B.A. in international business from the University of St. Thomas.
Shuxin (Steve) Cao
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen International Advantage Fund. He joined Invesco in 1997. Mr. Cao earned a B.A. in English from the Tianjin Foreign Language Institute. He earned an M.B.A. from Texas A&M University. He is also a Certified Public Accountant.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen International Advantage Fund. He joined Invesco in 2000. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin. He also earned an M.S. in finance from Texas A&M University.
Jason Holzer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen International Advantage Fund. He joined Invesco in 1996. Mr. Holzer earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.

5	Invesco Van Kampen International Advantage Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen International Advantage Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (9/26/01)		6.09%

5	Years	3.13

1	Year	5.88

Class B Shares

Inception (9/26/01)		6.14%

5	Years	3.46

1	Year	6.80

Class C Shares

Inception (9/26/01)		6.10%

5	Years	3.53

1	Year	10.23

Class Y Shares

Inception (8/12/05)		4.17%

5	Years	4.56

1	Year	12.13
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen International Advantage Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen International Advantage Fund. Share class returns will differ from the predecessor fund because of different expenses.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.65%, 2.40%, 2.40% and 1.40%,

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (9/26/01)		5.76%

5	Years	3.68

1	Year	13.64

Class B Shares

Inception (9/26/01)		5.82%

5	Years	4.01

1	Year	15.00

Class C Shares

Inception (9/26/01)		5.79%

5	Years	4.06

1	Year	18.21

Class Y Shares

Inception (8/12/05)		3.54%

1 Year		20.34
respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 2.18%, 2.93%, 2.93% and 1.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen International Advantage Fund

Invesco Van Kampen International Advantage Fund’s investment objective is to seek long-term capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.

■	Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.
■	Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. Foreign real estate companies depend upon specialized management skills, may be less diversified than other investments, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	The securities of smaller- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies.

About indexes used in this report
■	The MSCI All Country World ex U.S. Index is an index considered representative of stock markets of developed and emerging markets, excluding those of the U.S.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VKIAX
Class B Shares	VKIBX
Class C Shares	VKICX
Class Y Shares	VKIIX

8	Invesco Van Kampen International Advantage Fund

Schedule of Investments

August 31, 2010

	Number of
Description	Shares	Value

Common Stocks–96.5%
Australia–5.4%
BHP Billiton Ltd.	33,701	$1,119,734

Cochlear Ltd.	14,248	878,362

CSL Ltd.	20,903	614,033

QBE Insurance Group Ltd.	31,784	467,234

Woolworths Ltd.	19,124	472,326

		3,551,689

Belgium–1.7%
Anheuser-Busch InBev NV	22,041	1,146,447

Bermuda–2.0%
Esprit Holdings Ltd.	75,900	428,940

Li & Fung Ltd.	98,000	498,106

VimpelCom Ltd.–ADR(a)	24,150	361,042

		1,288,088

Brazil–2.5%
Banco Bradesco SA–ADR	57,830	1,019,544

Petroleo Brasileiro SA–ADR	20,528	606,808

		1,626,352

Canada–5.9%
Bombardier, Inc., Class B	98,043	408,225

Canadian National Railway Co.	5,459	333,115

Canadian Natural Resources Ltd.	16,384	527,004

Cenovus Energy, Inc.	20,730	557,738

EnCana Corp.	15,489	424,864

Fairfax Financial Holdings Ltd.	1,477	585,744

Suncor Energy, Inc.	19,115	579,177

Talisman Energy, Inc.	29,581	465,207

		3,881,074

China–1.3%
Industrial & Commercial Bank of China Ltd., Class H	1,157,000	844,532

Denmark–1.6%
Novo Nordisk A/S, Class B	12,280	1,053,548

France–4.8%
AXA SA	24,645	380,824

BNP Paribas	13,123	816,290

Compagnie Generale des Etablissements Michelin, Class B	4,268	315,902

Eutelsat Communications	12,738	457,018

DANONE SA	11,466	614,641

Total SA	12,858	598,728

		3,183,403

Germany–6.8%
Adidas AG	15,095	766,145

Bayer AG	16,051	974,540

Bayerische Motoren Werke AG	16,877	884,466

Fresenius Medical Care AG & Co. KGaA	11,767	664,448

Puma AG Rudolf Dassler Sport	2,688	722,737

SAP AG	10,590	460,709

		4,473,045

Hong Kong–1.4%
Hutchison Whampoa Ltd.	120,000	887,032

India–1.9%
Bharat Heavy Electricals Ltd.	7,568	387,184

Infosys Technologies Ltd.	15,461	891,982

		1,279,166

Israel–2.3%
Teva Pharmaceutical Industries Ltd.–ADR	30,336	1,534,395

Italy–1.6%
Finmeccanica SpA	49,019	490,905

UniCredit SpA	252,350	588,051

		1,078,956

Japan–9.0%
Canon, Inc.	14,400	588,448

Denso Corp.	19,100	516,619

Fanuc Ltd.	9,200	991,811

Hoya Corp.	25,600	564,352

Keyence Corp.	2,800	580,264

Komatsu Ltd.	23,200	472,802

Nidec Corp.	14,700	1,296,940

Toyota Motor Corp.	17,400	590,489

Yamada Denki Co., Ltd.	5,340	332,439

		5,934,164

Jersey–3.8%
Informa PLC	106,963	627,596

Shire PLC	59,357	1,279,923

WPP PLC	58,911	582,140

		2,489,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen International Advantage Fund

	Number of
Description	Shares	Value

Mexico–3.4%
America Movil SAB de CV, Ser L–ADR	25,831	$1,204,500

Fomento Economico Mexicano SAB de CV–ADR	8,920	434,404

Grupo Televisa SA–ADR	31,392	580,438

		2,219,342

Netherlands–4.2%
Koninklijke Ahold NV	58,031	712,909

Koninklijke KPN NV	49,000	709,175

TNT NV	28,076	709,642

Unilever NV	23,380	624,642

		2,756,368

Norway–0.5%
Petroleum Geo-Services ASA(a)	37,311	333,622

Philippines–1.2%
Philippine Long Distance Telephone Co.	14,660	789,235

Republic of China (Taiwan)–2.2%
Hon Hai Precision Industry Co., Ltd.	170,240	601,641

MediaTek, Inc.	2,061	27,991

Taiwan Semiconductor Manufacturing Co., Ltd.	445,000	815,773

		1,445,405

Republic of Korea (South Korea)–2.7%
Hyundai Mobis	6,883	1,248,617

NHN Corp.(a)	3,190	522,842

		1,771,459

Russia–1.0%
Gazprom–ADR	33,063	679,781

Singapore–2.8%
Keppel Corp., Ltd.	148,000	977,204

United Overseas Bank Ltd.	64,000	887,298

		1,864,502

Sweden–0.1%
Kinnevik Investment AB	4,418	80,272

Switzerland–7.5%
Julius Baer Group Ltd.	15,653	549,660

Nestle SA	27,592	1,426,987

Novartis AG	13,297	697,451

Roche Holding AG	10,782	1,465,566

Syngenta AG	3,605	830,332

		4,969,996

Turkey–0.9%
Akbank TAS	117,348	619,091

United Kingdom–18.0%
BG Group PLC	49,395	795,045

British American Tobacco PLC	25,546	868,199

Centrica PLC	202,900	1,012,261

Compass Group PLC	138,573	1,131,257

Imperial Tobacco Group PLC	46,192	1,275,163

International Power PLC	190,228	1,080,675

Kingfisher PLC	120,454	376,673

Next PLC	18,264	553,065

Reckitt Benckiser Group PLC	25,481	1,275,146

Reed Elsevier PLC	90,755	729,337

Royal Dutch Shell PLC, Class B	19,222	489,907

Smith & Nephew PLC	32,242	268,008

Tesco PLC	157,853	985,191

Vodafone Group PLC	410,923	992,432

		11,832,359

Total Common Stocks–96.5% (Cost $60,998,043)		63,612,982

Money Market Funds–3.4%
Liquid Assets Portfolio–Institutional Class(b)	1,112,537	1,112,537

Premier Portfolio–Institutional Class(b)	1,112,537	1,112,537

Total Money Market Funds–3.4% (Cost $2,225,074)		2,225,074

TOTAL INVESTMENTS–99.9% (Cost $63,223,117)		65,838,056

FOREIGN CURRENCY–0.8% (Cost $530,853)		529,951

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.7%)		(485,471)

NET ASSETS–-100.0%		$65,882,536

Investment Abbreviation:

ADR — American Depositary Receipt

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen International Advantage Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3		Percent
	Quoted	Other Significant	Significant		of Net
Investments	Prices	Observable Inputs	Unobservable Inputs	Total	Assets

Investments in an Asset Position
Common Stocks
Advertising	$—	$582,140	$—	$582,140	0.9%

Aerospace & Defense	408,225	490,905	—	899,130	1.4

Air Freight & Logistics	—	709,642	—	709,642	1.1

Apparel Retail	—	428,940	—	428,940	0.7

Apparel, Accessories & Luxury Goods	—	766,145	—	766,145	1.2

Application Software	—	460,709	—	460,709	0.7

Auto Parts & Equipment	—	1,765,236	—	1,765,236	2.7

Automobile Manufacturers	—	1,474,955	—	1,474,955	2.2

Biotechnology	—	614,033	—	614,033	0.9

Brewers	—	1,146,447	—	1,146,447	1.7

Broadcasting & Cable TV	580,438	—	—	580,438	0.9

Cable & Satellite	—	457,018	—	457,018	0.7

Computer & Electronics Retail	—	332,439	—	332,439	0.5

Construction & Farm Machinery & Heavy Trucks	—	472,802	—	472,802	0.7

Department Stores		553,065	—	553,065	0.8

Distributors	—	498,106	—	498,106	0.8

Diversified Banks	1,019,544	3,755,262	—	4,774,806	7.2

Diversified Chemicals	—	974,540	—	974,540	1.5

Diversified Metals & Mining	—	1,119,734	—	1,119,734	1.7

Electronic Equipment Manufacturers	—	2,441,556	—	2,441,556	3.7

Electronic Manufacturing Services	—	601,641	—	601,641	0.9

Fertilizers & Agricultural Chemicals	—	830,332	—	830,332	1.3

Food Retail	—	2,170,426	—	2,170,426	3.3

Footwear	—	722,737	—	722,737	1.1

Health Care Equipment	—	1,146,370	—	1,146,370	1.7

Health Care Services	—	664,448	—	664,448	1.0

Heavy Electrical Equipment	—	387,184	—	387,184	0.6

Home Improvement Retail	—	376,673	—	376,673	0.6

Household Products	—	1,275,146	—	1,275,146	1.9

Independent Power Producers & Energy Traders	—	1,080,675	—	1,080,675	1.6

Industrial Conglomerates	—	1,864,236	—	1,864,236	2.8

Industrial Machinery	—	991,811	—	991,811	1.5

Integrated Oil & Gas	1,743,723	2,563,461	—	4,307,184	6.5

Integrated Telecommunication Services	—	1,498,410	—	1,498,410	2.3

Internet Software & Services	—	522,842	—	522,842	0.8

IT Consulting & Other Services	—	891,982	—	891,982	1.4

Multi-Line Insurance	585,744	380,824	—	966,568	1.5

Multi-Sector Holdings	—	80,272	—	80,272	0.1

Multi-Utilities	—	1,012,261	—	1,012,261	1.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen International Advantage Fund

	Level 1	Level 2	Level 3		Percent
	Quoted	Other Significant	Significant		of Net
Investments	Prices	Observable Inputs	Unobservable Inputs	Total	Assets

Office Electronics	$—	$588,448	$—	$588,448	0.9%

Oil & Gas Equipment & Services	—	333,622	—	333,622	0.5

Oil & Gas Exploration & Production	1,417,075	—	—	1,417,075	2.2

Other Diversified Financial Services	—	549,660	—	549,660	0.8

Packaged Foods & Meats	—	2,666,270	—	2,666,270	4.0

Pharmaceuticals	1,534,395	4,496,488	—	6,030,883	9.2

Property & Casualty Insurance	—	467,234	—	467,234	0.7

Publishing	—	1,356,933	—	1,356,933	2.1

Railroads	333,115	—	—	333,115	0.5

Restaurants	—	1,131,257	—	1,131,257	1.7

Semiconductors	—	843,764	—	843,764	1.3

Soft Drinks	434,404	—	—	434,404	0.7

Tires & Rubber	—	315,902	—	315,902	0.5

Tobacco	—	2,143,362	—	2,143,362	3.2

Wireless Telecommunication Services	1,565,542	992,432	—	2,557,974	3.8

Money Market Funds	2,225,074	—	—	2,225,074	3.4

Total Investments in an Asset Position	$11,847,279	$53,990,777	$—	$65,838,056	99.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen International Advantage Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $60,998,043)	$63,612,982

Investments in affiliated money market funds, at value and cost	2,225,074

Foreign currency (Cost $530,853)	529,951

Receivables:
Dividends	193,621

Fund shares sold	126,496

Expense reimbursement from adviser	4,862

Investments sold	241

Other	1,943

Total assets	66,695,170

Liabilities:
Payables:
Investments purchased	397,469

Fund shares repurchased	146,788

Distributor and affiliates	79,634

Capital gains tax	15,692

Accrued expenses	173,051

Total liabilities	812,634

Net assets	$65,882,536

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$78,922,061

Net unrealized appreciation	2,624,682

Accumulated net realized gain (loss)	(15,664,207)

Net assets	$65,882,536

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $49,533,891 and 4,342,872 shares of beneficial interest issued and outstanding)	$11.41

Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price to public	$12.07

Class B Shares:
Net asset value and offering price per share (Based on net assets of $8,500,235 and 760,714 shares of beneficial interest issued and outstanding)	$11.17

Class C Shares:
Net asset value and offering price per share (Based on net assets of $7,544,646 and 674,390 shares of beneficial interest issued and outstanding)	$11.19

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $303,764 and 26,645 shares of beneficial interest issued and outstanding)	$11.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen International Advantage Fund

Statement of Operations

For the year ended August 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $131,257)	$1,572,743

Dividends from affiliated money market funds	1,910

Interest	2,116

Total income	1,576,769

Expenses:
Investment advisory fee	641,118

Distribution fees
Class A	132,056

Class B	38,344

Class C	77,216

Transfer agent fees — Class A, B, C and Y	225,158

Professional fees	81,581

Reports to shareholders	66,687

Administrative services fees	50,833

Registration fees	37,862

Custody	36,302

Trustees’ and officer’s fees and benefits	24,755

Other	20,400

Total expenses	1,432,312

Expense reduction	187,816

Net expenses	1,244,496

Net investment income	332,273

Realized and unrealized gain (loss) from:
Realized gain (loss):
Investments	7,334,667

Foreign currency transactions	19,107

Net realized gain	7,353,774

Unrealized appreciation (depreciation):
Beginning of the period	2,461,966

End of the period:
Investments	2,614,939

Foreign currency translation	9,743

2,624,682

Net unrealized appreciation during the period	162,716

Net realized and unrealized gain	7,516,490

Net increase in net assets from operations	$7,848,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen International Advantage Fund

Statements of Changes in Net Assets

	For The Year	For The
	Ended	Year Ended
	August 31, 2010	August 31, 2009

From investment activities:
Operations:
Net investment income	$332,273	$426,762

Net realized gain (loss)	7,353,774	(15,610,856)

Net unrealized appreciation (depreciation) during the period	162,716	(5,014,833)

Change in net assets from operations	7,848,763	(20,198,927)

Distributions from net investment income:
Class A Shares	(170,343)	(377,239)

Class B Shares	(29,168)	(34,514)

Class C Shares	-0-	(22,309)

Class Y Shares	(1,102)	(1,571)

	(200,613)	(435,633)

Return of capital distributions:
Class A Shares	-0-	(560,676)

Class B Shares	-0-	(51,296)

Class C Shares	-0-	(33,157)

Class Y Shares	-0-	(2,335)

	-0-	(647,464)

Total distributions	(200,613)	(1,083,097)

Net change in net assets from investment activities	7,648,150	(21,282,024)

From capital transactions:
Proceeds from shares sold	15,711,299	11,119,103

Net asset value of shares issued through dividend reinvestment	192,831	1,047,275

Cost of shares repurchased	(26,709,658)	(39,010,412)

Net change in net assets from capital transactions	(10,805,528)	(26,844,034)

Total increase(decrease) in net assets	(3,157,378)	(48,126,058)

Net Assets:
Beginning of the period	69,039,914	117,165,972

End of the period (Including accumulated undistributed net investment income (loss) of $0 and ($153,689), respectively)	$65,882,536	$69,039,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen International Advantage Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year Ended August 31,
	2010		2009		2008		2007		2006

Net Asset Value, Beginning of the Period	$10.22		$11.60		$16.28		$14.52		$12.56

Net Investment Income(a)	0.06		0.06		0.09		0.06		0.06

Net Realized and Unrealized Gain (Loss)	1.17		(1.27)		(2.59)		3.64		2.16

Total from Investment Operations	1.23		(1.21)		(2.50)		3.70		2.22

Less:
Distributions from Net Investment Income	0.04		0.07		0.19		0.07		0.10

Distributions from Net Realized Gain	-0-		-0-		1.97		1.87		0.16

Return of Capital Distributions	-0-		0.10		0.02		-0-		-0-

Total Distributions	0.04		0.17		2.18		1.94		0.26

Net Asset Value, End of the Period	$11.41		$10.22		$11.60		$16.28		$14.52

Total Return*	12.00	%(b)	(9.88	)%(c)	(18.36	)%(c)	27.06	%(c)	17.91	%(c)

Net Assets at End of the Period (In millions)	$49.5		$51.9		$71.3		$144.3		$97.7

Ratio of Expenses to Average Net Assets*	1.65	%(d)	1.65%		1.63%		1.62%		1.65%

Ratio of Net Investment Income (Loss) to Average Net Assets*	0.56	%(d)	0.77%		0.64%		0.41%		0.44%

Portfolio Turnover(e)	107%		31%		39%		22%		124%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.91	%(d)	2.20%		N/A		N/A		1.68%

Ratio of Net Investment Income to Average Net Assets	0.30	%(d)	0.22%		N/A		N/A		0.41%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $52,822.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen International Advantage Fund

Financial Highlights—(continued)

	Class B Shares
	Year Ended August 31,
	2010		2009		2008		2007		2006

Net Asset Value, Beginning of the Period	$10.02		$11.23		$15.85		$14.22		$12.32

Net Investment Income (Loss)(a)	0.04		0.05		0.00	(b)	(0.06)		(0.05)

Net Realized and Unrealized Gain (Loss)	1.14		(1.19)		(2.54)		3.56		2.13

Total from Investment Operations	1.18		(1.14)		(2.54)		3.50		2.08

Less:
Distributions from Net Investment Income	0.03		0.03		0.09		-0-		0.02

Distributions from Net Realized Gain	-0-		-0-		1.97		1.87		0.16

Return of Capital Distributions	-0-		0.04		0.02		-0-		-0-

Total Distributions	0.03		0.07		2.08		1.87		0.18

Net Asset Value, End of the Period	$11.17		$10.02		$11.23		$15.85		$14.22

Total Return*	11.80	%(c)(e)	(9.97	)%(d)(f)	(19.01	)%(d)	26.13	%(d)	17.05	%(d)

Net Assets at End of the Period (In millions)	$8.5		$10.3		$17.3		$25.5		$22.8

Ratio of Expenses to Average Net Assets*	1.79	%(e)(g)	1.76	%(f)	2.40%		2.37%		2.40%

Ratio of Net Investment Income (Loss) to Average Net Assets*	0.39	%(e)(g)	0.64	%(f)	(0.02)%		(0.38)%		(0.37)%

Portfolio Turnover(h)	107%		31%		39%		22%		124%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.05	%(e)(g)	2.33	%(f)	N/A		N/A		2.43%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.13	%(e)(g)	0.07	%(f)	N/A		N/A		(0.40)%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets reflect actual 12b-1 fees of 0.39%.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(g)	Ratios are based on average daily net assets (000’s omitted) of $9,807.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen International Advantage Fund

Financial Highlights—(continued)

	Class C Shares
	Year Ended August 31,
	2010		2009		2008		2007		2006

Net Asset Value, Beginning of the Period	$10.06		$11.37		$16.02		$14.36		$12.45

Net Investment Income (Loss)(a)	(0.02)		0.00	(b)	0.00	(b)	(0.06)		(0.05)

Net Realized and Unrealized Gain (Loss)	1.15		(1.23)		(2.56)		3.59		2.15

Total from Investment Operations	1.13		(1.23)		(2.56)		3.53		2.10

Less:
Distributions from Net Investment Income	-0-		0.03		0.10		-0-		0.03

Distributions from Net Realized Gain	-0-		-0-		1.97		1.87		0.16

Return of Capital Distributions	-0-		0.05		0.02		-0-		-0-

Total Distributions	-0-		0.08		2.09		1.87		0.19

Net Asset Value, End of the Period	$11.19		$10.06		$11.37		$16.02		$14.36

Total Return*	11.23	%(c)(e)	(10.59	)%(d)	(18.97	)%(d)	26.08	%(d)	17.05	%(d)

Net Assets at End of the Period (In millions)	$7.5		$6.6		$8.9		$12.0		$8.9

Ratio of Expenses to Average Net Assets*	2.39	%(e)(f)	2.40%		2.40%		2.37%		2.40%

Ratio of Net Investment Income (Loss) to Average Net Assets*	(0.15	)%(e)(f)	0.02%		(0.02)%		(0.37)%		(0.34)%

Portfolio Turnover(g)	107%		31%		39%		22%		124%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.65	%(e)(f)	2.96%		N/A		N/A		2.43%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.41	)%(e)(f)	(0.54)%		N/A		N/A		(0.37)%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment (Loss) to Average Net Assets reflect actual 12b-1 fees of 0.99%.
(f)	Ratios are based on average daily net assets (000’s omitted) of $7,768.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen International Advantage Fund

Financial Highlights—(continued)

	Class Y Sharesˆ
	Year Ended August 31,
	2010		2009		2008		2007		2006

Net Asset Value, Beginning of the Period	$10.22		$11.61		$16.31		$14.54		$12.56

Net Investment Income(a)	0.10		0.03		0.14		0.11		0.08

Net Realized and Unrealized Gain (Loss)	1.14		(1.22)		(2.61)		3.63		2.19

Total from Investment Operations	1.24		(1.19)		(2.47)		3.74		2.27

Less:
Distributions from Net Investment Income	0.06		0.08		0.24		0.10		0.13

Distributions from Net Realized Gain	-0-		-0-		1.97		1.87		0.16

Return of Capital Distributions	-0-		0.12		0.02		-0-		-0-

Total Distributions	0.06		0.20		2.23		1.97		0.29

Net Asset Value, End of the Period	$11.40		$10.22		$11.61		$16.31		$14.54

Total Return*	12.13	%(b)	(9.57	)%(c)	(18.19	)%(c)	27.37	%(c)	18.27	%(c)

Net Assets at End of the Period (In millions)	$0.3		$0.2		$19.6		$18.9		$10.3

Ratio of Expenses to Average Net Assets*	1.40	%(d)	1.40%		1.39%		1.37%		1.40%

Ratio of Net Investment Income (Loss) to Average Net Assets*	0.88	%(d)	0.29%		1.01%		0.68%		0.61%

Portfolio Turnover(e)	107%		31%		39%		22%		124%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.66	%(d)	1.78%		N/A		N/A		1.43%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.62	%(d)	(0.09)%		N/A		N/A		0.58%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $895.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A = Not Applicable

ˆ	On June 1, 2010 the Fund’s former Class I Shares were reorganized into Class Y Shares.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen International Advantage Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen International Advantage Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust II. The Acquired Fund was reorganized on June 1, 2010 (The “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to seek long-term capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B

19        Invesco Van Kampen International Advantage Fund

shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

20        Invesco Van Kampen International Advantage Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.90%

Next $500 million	0.85%

Over $1 billion	0.80%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $487,519 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

21        Invesco Van Kampen International Advantage Fund

Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.65%, 2.40%, 2.40% and 1.40% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, Van Kampen voluntarily waived $186,619 of fees and/or reimbursed expenses of the Acquired Fund.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $1,197.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $16,983 to VKII. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $17,747 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $59,011 for providing such services. Prior to the Reorganization, the Acquired Fund paid $102,576 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $181,566 to VKFI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $1,681 in front-end sales commissions from the sale of Class A shares and $0, $1,654 and $737 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $14,787 in front-end sales commissions from the sale of Class A shares and $11,012 for CDSC imposed on redemptions by shareholders.
  The Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of Van Kampen, totaling $8,496 for the period ended August 31, 2010.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

22        Invesco Van Kampen International Advantage Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $13,769 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$200,613	$435,633

Return of capital	-0-	647,464

	$200,613	$1,083,097

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$2,580,589

Net unrealized appreciation — other	9,744

Capital loss carryforward	(15,629,858)

Shares of beneficial interest	78,922,061

Total net assets	$65,882,536

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23        Invesco Van Kampen International Advantage Fund

  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$10,406,768

August 31, 2018	5,223,090

Total capital loss carryforward	$15,629,858

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $72,683,080 and $83,460,129, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,330,573

Aggregate unrealized (depreciation) of investment securities	(749,984)

Net unrealized appreciation of investment securities	$2,580,589

Cost of investments for tax purposes is $63,257,467.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income (loss) was increased by $22,029, undistributed net realized gain (loss) was increased by $27,775 and shares of beneficial interest decreased by $49,804. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Years ended August 31,
	2010(a)				2009
	Shares		Amount		Shares	Amount

Sales:
Class A	929,917(b	)	$10,807,233(b	)	861,626	$7,723,295

Class B	114,091		1,301,111		195,626	1,727,924

Class C	180,182		2,032,983		106,267	974,843

Class Y	137,145		1,569,972		82,932	693,041

Total Sales	1,361,335		15,711,299		1,246,451	11,119,103

Dividend reinvestment:
Class A	14,448		164,559		122,905	910,727

Class B	2,463		27,514		11,250	81,785

Class C	-0-		-0-		7,011	51,462

Class Y	67		758		446	3,301

Total Dividend Reinvestment	16,978		192,831		141,612	1,047,275

Repurchases:(c)
Class A	(1,685,460)		(19,149,152)		(2,049,692)	(17,123,147)

Class B	(384,627	)(b)	(4,273,090	)(b)	(722,306)	(5,917,051)

Class C	(164,071)		(1,841,638)		(234,604)	(1,918,876)

Class Y	(126,040)		(1,445,778)		(1,758,878)	(14,051,338)

Total Repurchases	(2,360,198)		$(26,709,658)		(4,765,480)	$(39,010,412)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 85,987 Class B shares into 84,311 Class A shares at a value of $972,556.
(c)	Net of redemption fees of $1,961 allocated among the classes based on relative net assets of each class for the year ended August 31, 2010.

24        Invesco Van Kampen International Advantage Fund

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares or other Invesco Funds offering such shares until they convert.

NOTE 10—Legal Matters

A class action complaint was brought against the Adviser and other defendants relating to the operations of another fund that merged into the Fund in 2004. The complaint generally alleges that the defendants breached their duties of care to long-term shareholders of the merged Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. In July 2007 the federal district court again remanded the case to the state Circuit Court in Madison County, Illinois. On October 24, 2007, the Adviser and the Fund filed a motion to dismiss in the Circuit Court, which the court denied on May 20, 2008. Defendants sought an interlocutory appeal of that ruling but agreed to continue their motion in light of a similar appeal filed by another mutual fund that was already pending in the Illinois appellate court.
  The Circuit Court stayed discovery pending the outcome of that appeal, Kircher v. Putnam (5th Dist. App. No. 5-08-0260). On January 6, 2010, the Appellate Court ruled for the defendants in Kircher, and remanded with instructions to dismiss that case. On January 27, 2010, plaintiffs in Kircher moved for rehearing before the Appellate Court. The petition for rehearing filed by the plaintiff in Kircher was denied. On March 30, 2010, the appellate court issued a mandate remanding the case back to the trial court to be dismissed with prejudice. Plaintiff in Kircher then filed a motion to amend its complaint, which has yet to be ruled on by the trial court. Based on the appellate court’s ruling, The Adviser intended to file a motion to have its case, which is based on identical facts as Kircher, dismissed as well. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco Van Kampen International Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investments Funds (Invesco Investments Funds)
and Shareholders of Invesco Van Kampen International Advantage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen International Advantage Fund (formerly known as Van Kampen International Advantage Fund; one of the funds constituting AIM Investments Funds (Invesco Investments Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

26        Invesco Van Kampen International Advantage Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$1,011.52	$8.37	$1,016.89	$8.39	1.65%

B	1,000.00	1,009.03	9.67	1,015.58	9.70	1.91

C	1,000.00	1,008.11	12.10	1,013.16	12.13	2.39

Y	1,000.00	1,011.54	7.10	1,018.15	7.12	1.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

27        Invesco Van Kampen International Advantage Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen International Advantage Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
  The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the

28        Invesco Van Kampen International Advantage Fund

terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen International Advantage Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%

**	The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Van Kampen International Advantage Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen International Advantage Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	3,617,977	175,576	255,434	0

31        Invesco Van Kampen International Advantage Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-INTA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen International
Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
16	Financial Highlights
22	Notes to Financial Statements
28	Auditor’s Report
29	Fund Expenses
30	Approval of Investment Advisory and Sub-Advisory Agreements
32	Tax Information
33	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco

2	Invesco Van Kampen International Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Van Kampen International Growth Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen International Growth Fund was reorganized as Invesco Van Kampen International Growth Fund. Effective June 1, 2010, Clas Olsson, Barrett Sides, Jason Holzer, Steve Cao and Matt Dennis managed the Fund. A listing of your Fund’s managers appears later in this report.
     For the 12 months ended August 31, 2010, all share classes of Invesco Van Kampen International Growth Fund, at net asset value, fared better than the Fund’s benchmark, the MSCI EAFE Index. Relative performance was driven by favorable stock selection in the industrials, financials and information technology sectors. From a geographic perspective, stock selection in the U.K. and an underweight exposure to the relatively weaker Japanese market helped Fund performance versus the index. Relative results also benefited from the Fund’s exposure to strong performing emerging market stocks, a segment of the market not represented in the MSCI EAFE.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.13%

Class B Shares	-0.52

Class C Shares	-0.53

Class R Shares	-0.06

Class Y Shares	0.42

Institutional Class Shares*	0.26

MSCI EAFE Index▼ (Broad Market/Style-Specific Index)	-2.34

▼Lipper Inc.

*Share class incepted during reporting period. See Page 7 for a detailed explanation of Fund performance.

How we invest
The following describes the Fund’s investment process as of June 1, 2010.
     When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis.

We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 20091 investors continued to be concerned about high unemployment and a still-weak housing market. But not all news was bad. The period ended with a flurry of private sector merger and acquisition activity, a sign of cash-rich corporations and strong balance sheets.
     In contrast, China enacted credit tightening measures in early 2010 in an attempt to slow its economy. The combination of robust domestic economic developments and largely upbeat corporate earnings supported Asian equity markets during the period. Fears of potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.

Portfolio Composition
By sector

Consumer Discretionary	17.2%

Consumer Staples	15.5

Health Care	13.5

Financials	10.2

Energy	9.1

Information Technology	8.7

Industrials	8.4

Telecommunication Services	5.3

Materials	4.7

Utilities	3.3

Money Market Funds Plus
Other Assets Less Liabilities	4.1

Top 10 Equity Holdings*

1.	Teva Pharmaceutical Industries Ltd.	2.5%

2.	Roche Holding AG	2.3

3.	Nestle SA	2.3

4.	Nidec Corp.	2.1

5.	Shire PLC	2.0

6.	Imperial Tobacco Group PLC	2.0

7.	Reckitt Benckiser PLC	2.0

8.	Anheuser-Busch InBev NV	1.8

9.	Compass Group PLC	1.8

10.	BHP Billion Ltd	1.8

Top Five Countries

1. United Kingdom	18.9%

2. Japan	9.5

3. Switzerland	7.9

4. Germany	7.1

5. Canada	6.2

Total Net Assets	$770.3 million

Total Number of Holdings*	90
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	Invesco Van Kampen International Growth Fund

     At the beginning of the 12-month reporting period, riskier assets were outperforming securities considered safe, such as U.S. Treasury securities. This trend continued through the middle of April 2010. However, renewed credit problems overseas and the market correction that occurred in May, June, and August created a more uncertain environment, which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued.
     In this environment, we continued to construct the Fund’s portfolio on a bottom-up basis, selecting stocks on an individual basis. From a sector perspective, the Fund fared better than its benchmark in eight of 10 sectors. Significant outperformance came from the industrials, financials, information technology (IT) and consumer discretionary sectors. In each instance, strong stock selection was a key driver of results.
     In the consumer discretionary sector, particular strength was seen in the automobiles, media and hotels, restaurant and leisure industries. Top stock level contributors included global supply chain management firm Li & Fung (Hong Kong) and German automobile manufacturer BMW. In the financials sector, solid stock selection across the commercial banking industry enabled the Fund to outperform the index. Top Fund performers included Singapore-based United Overseas Bank and U.K.-based Standard Charted. In the IT sector, Fund holdings delivered double digit gains versus the index, which experienced negative performance in this sector for the period. A significant portion of this outperformance came from strong-performing smaller cap IT stocks not represented in the index.
     In broad geographic terms, the Fund outperformed its index in all major regions with meaningful outperformance in Europe. In addition, an underweight exposure combined with strong stock selection in Japan enabled the Fund to have positive returns in a negative performing market. Exposure in emerging markets, not represented in the index, also helped as these markets saw significant gains over the reporting period. In contrast, relative gains were modestly offset by the negative impact of stock selection in Canada, which was down for the period.
     We took over the management of the Fund on June 1, 2010 – approximately three months prior to the fiscal year end. During this period, we sold several Fund holdings while simultaneously purchasing several new stocks. These transactions brought the Fund in line with our EQV investment philosophy and process. Stock selection in the portfolio is driven by the underlying fundamentals of a company rather than any top-down macroeconomic views. That being said, our belief that consumer spending may improve explains the Fund’s overweight exposure to the consumer discretionary sector. In contrast, we were cautious about the materials sector and maintained our underweight exposure to this sector of the market.
     At the close of the reporting period, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view.
     We thank you for your continued investment in Invesco Van Kampen International Growth Fund.
1 Bureau of Economic Analysis
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Clas Olsson
Portfolio manager and head of Invesco’s International Investment Management Unit, is co-lead manager of Invesco Van Kampen International Growth Fund. Mr. Olsson joined Invesco in 1994. He became a commissioned naval officer at the Royal Swedish Naval Academy in 1988. He earned a B.B.A. from The University of Texas at Austin.
Barrett Sides
Portfolio manager, is co-lead manager of Invesco Van Kampen International Growth Fund. Mr. Sides joined Invesco in 1990. He earned a B.S. in economics from Bucknell University and an M.B.A. in international business from the University of St. Thomas.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen International Growth Fund. Mr. Cao joined Invesco in 1997. He graduated from Tianjin Foreign Language Institute with a B.A. in English. He also earned an M.B.A. from Texas A&M University and is a certified public accountant.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen International Growth Fund. Mr. Dennis joined Invesco in 2000. He earned a B.A. in economics from The University of Texas at Austin and an M.S. in finance from Texas A&M University.
Jason Holzer
Chartered Financial Analyst, senior portfolio manager, is manager of Invesco Van Kampen International Growth Fund. Mr. Holzer joined Invesco in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Assisted by the Asia Pacific/Latin American Team, Europe/Canada Teams

5	Invesco Van Kampen International Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 7/31/95, Fund data from 8/3/95
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Fund data from 12/19/05, index data from 12/31/05

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class Y shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class Y shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
     The performance data shown in the second chart above is that of the Fund’s Class A shares. The performance of the
Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Van Kampen International Growth Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (12/19/05)		-2.62%

1	Year	-5.35

Class B Shares

Inception (12/19/05)		-2.41%

1	Year	-5.44

Class C Shares

Inception (12/19/05)		-2.15%

1	Year	-1.51

Class R Shares

10	Years	0.90%

5	Years	0.14

1	Year	-0.06

Class Y Shares

Inception (8/3/95)		5.06%

10	Years	1.08

5	Years	0.49

1	Year	0.42

Institutional Class Shares

Inception		-1.41%

1	Year	0.26
Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen International Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen International Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class R shares incepted on March 20, 2007. Performance shown prior to that date is that of the predecessor fund’s Institutional Class shares and includes 12b-1 fees applicable to Institutional Class shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (12/19/05)		-3.61%

1	Year	1.07

Class B Shares

Inception (12/19/05)		-3.38%

1	Year	1.19

Class C Shares

Inception (12/19/05)		-3.12%

1	Year	5.18

Class R Shares

10	Years	0.21%

5	Years	0.74

1	Year	6.65

Class Y Shares

Inception (8/3/95)		4.81%

10	Years	0.38

5	Years	1.07

1	Year	7.19

Institutional Class Shares

Inception		-2.39%

1	Year	6.98
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.40%, 2.15%, 2.15%, 1.65%, 1.15% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	Invesco Van Kampen International Growth Fund

Invesco Van Kampen International Growth Fund’s investment objective is to seek capital appreciation, with a secondary objective of income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
■	The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies.

■	Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VIFAX
Class B Shares	VIFBX
Class C Shares	VIFCX
Class R Shares	VIFRX
Class Y Shares	VIFIX
Institutional Class Shares	VIFJX

8	Invesco Van Kampen International Growth Fund

Schedule of Investments

August 31, 2010

	Number of
	Shares	Value

Common Stocks–95.5%
Australia–5.7%
BHP Billiton Ltd.	414,008	$13,755,645

Cochlear Ltd.	175,026	10,790,020

CSL Ltd.	256,787	7,543,206

QBE Insurance Group Ltd.	390,451	5,739,745

Woolworths Ltd.	234,924	5,802,172

		43,630,788

Belgium–1.8%
Anheuser-Busch InBev NV	270,858	14,088,488

Bermuda–1.9%
Esprit Holdings Ltd.	932,600	5,270,475

Li & Fung Ltd.	1,208,000	6,139,923

VimpelCom Ltd.–ADR(a)	207,122	3,096,474

		14,506,872

Brazil–1.8%
Banco Bradesco SA–ADR	513,291	9,049,319

Petroleo Brasileiro SA–ADR	176,058	5,204,274

		14,253,593

Canada–6.2%
Bombardier, Inc., Class B	1,204,417	5,014,875

Canadian National Railway Co.	66,899	4,082,260

Canadian Natural Resources Ltd.	201,270	6,474,010

Cenovus Energy, Inc.	254,663	6,851,673

EnCana Corp.	190,271	5,219,137

Fairfax Financial Holdings Ltd.	18,144	7,195,495

Suncor Energy, Inc.	234,816	7,114,836

Talisman Energy, Inc.	363,391	5,714,884

		47,667,170

China–0.9%
Industrial & Commercial Bank of China Ltd., Class H	9,924,000	7,243,848

Denmark–1.7%
Novo Nordisk A/S, Class B	150,856	12,942,510

France–5.1%
AXA SA	302,753	4,678,260

BNP Paribas	161,212	10,027,876

Cie Generale des Etablissements Michelin, Class B	52,433	3,880,903

Danone SA	140,850	7,550,343

Eutelsat Communications	156,486	5,614,457

Total SA	157,959	7,355,300

		39,107,139

Germany–7.1%
Adidas AG	185,437	9,411,830

Bayer AG	197,184	11,972,076

Bayerische Motoren Werke AG	207,325	10,865,193

Fresenius Medical Care AG & Co. KGaA	144,547	8,162,147

Puma AG Rudolf Dassler Sport	33,017	8,877,455

SAP AG	130,094	5,659,633

		54,948,334

Hong Kong–1.4%
Hutchison Whampoa Ltd.	1,477,000	10,917,885

India–1.0%
Infosys Technologies Ltd.–ADR	130,965	7,502,985

Israel–2.4%
Teva Pharmaceutical Industries Ltd.–ADR	372,667	18,849,497

Italy–1.7%
Finmeccanica SpA	602,179	6,030,568

UniCredit SpA	3,100,010	7,223,953

		13,254,521

Japan–9.5%
Canon, Inc.	177,100	7,237,092

Denso Corp.	234,500	6,342,782

Fanuc Ltd.	113,500	12,235,934

Hoya Corp.	314,300	6,928,742

Keyence Corp.	33,800	7,004,618

Komatsu Ltd.	284,645	5,800,896

Nidec Corp.	180,502	15,925,193

Toyota Motor Corp.	214,000	7,262,331

Yamada Denki Co., Ltd.	65,230	4,060,861

		72,798,449

Jersey–4.0%
Informa PLC	1,313,995	7,709,755

Shire PLC	729,180	15,723,402

WPP PLC	723,700	7,151,381

		30,584,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen International Growth Fund

	Number of
	Shares	Value

Mexico–2.5%
America Movil SAB de CV, Ser L–ADR	221,540	$10,330,410

Fomento Economico Mexicano SAB de CV–ADR	76,498	3,725,453

Grupo Televisa SA–ADR	269,231	4,978,081

		19,033,944

Netherlands–4.4%
Koninklijke Ahold NV	712,883	8,757,744

Koninklijke KPN NV	601,947	8,711,954

TNT NV	344,902	8,717,651

Unilever NV	287,210	7,673,373

		33,860,722

Norway–0.5%
Petroleum Geo-Services ASA(a)	458,355	4,098,447

Philippines–0.9%
Philippine Long Distance Telephone Co.	124,110	6,681,583

Republic of China (Taiwan)–1.6%
Hon Hai Precision Industry Co., Ltd.	1,458,240	5,153,528

MediaTek, Inc.	29,569	401,580

Taiwan Semiconductor Manufacturing Co., Ltd.	3,820,000	7,002,815

		12,557,923

Republic of Korea (South Korea)–2.0%
Hyundai Mobis	59,030	10,708,393

NHN Corp.(a)	27,358	4,483,983

		15,192,376

Russia–0.8%
Gazprom–ADR	283,559	5,830,022

Singapore–3.0%
DBS Group Holdings Ltd.	37,612	386,551

Keppel Corp., Ltd.	1,812,499	11,967,441

United Overseas Bank Ltd.	775,000	10,744,621

		23,098,613

Sweden–0.1%
Kinnevik Investment AB, Class B	53,833	978,113

Switzerland–7.9%
Julius Baer Group Ltd.	191,962	6,740,799

Nestle SA	338,957	17,529,981

Novartis AG	163,352	8,568,095

Roche Holding AG	132,454	18,004,090

Syngenta AG	44,282	10,199,374

		61,042,339

Turkey–0.7%
Akbank TAS	1,006,419	5,309,550

United Kingdom–18.9%
BG Group PLC	606,792	9,766,720

British American Tobacco PLC	313,828	10,665,663

Centrica PLC	2,492,543	12,435,211

Compass Group PLC	1,702,310	13,897,005

Imperial Tobacco Group PLC	567,450	15,664,861

International Power PLC	2,336,867	13,275,614

Kingfisher PLC	1,477,160	4,619,240

Next PLC	224,371	6,794,331

Reckitt Benckiser PLC	313,018	15,664,366

Reed Elsevier PLC	1,115,428	8,963,946

Royal Dutch Shell PLC, Class B	236,139	6,018,423

Smith & Nephew PLC	396,084	3,292,403

Tesco PLC	1,939,151	12,102,612

Vodafone Group PLC	5,048,018	12,191,620

		145,352,015

Total Common Stocks–95.5%		735,332,264

Investment Companies–0.4%
India Fund, Inc.	106,000	3,476,800

Total Long-Term Investments–95.9% (Cost $713,182,955)		738,809,064

Money Market Funds–4.0%
Liquid Assets Portfolio–Institutional Class(b)	15,284,386	15,284,386

Premier Portfolio–Institutional Class(b)	15,284,386	15,284,386

Total Money Market Funds–4.0% (Cost $30,568,772)		30,568,772

TOTAL INVESTMENTS–99.9% (Cost $743,751,727)		769,377,836

FOREIGN CURRENCY–0.5% (Cost $3,923,953)		3,916,184

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.4%)		(3,008,938)

NET ASSETS–100.0%		$770,285,082

Investment Abbreviation:

ADR — American Depositary Receipt

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen International Growth Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

		Level 2	Level 3
	Level 1	Other Significant	Significant		Percent of
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Net Assets

Investments in an Asset Position
Common Stocks
Advertising	$—	$7,151,381	$—	$7,151,381	0.9%

Aerospace & Defense	5,014,874	6,030,568	—	11,045,442	1.4

Air Freight & Logistics	—	8,717,650	—	8,717,650	1.1

Apparel Retail	—	5,270,475	—	5,270,475	0.7

Apparel, Accessories & Luxury Goods	—	9,411,830	—	9,411,830	1.2

Application Software	—	5,659,633	—	5,659,633	0.7

Auto Parts & Equipment	—	17,051,176	—	17,051,176	2.2

Automobile Manufacturers	—	18,127,524	—	18,127,524	2.4

Biotechnology	—	7,543,205	—	7,543,205	1.0

Brewers	—	14,088,488	—	14,088,488	1.8

Broadcasting & Cable TV	4,978,081	—	—	4,978,081	0.6

Cable & Satellite	—	5,614,457	—	5,614,457	0.7

Computer & Electronics Retail	—	4,060,861	—	4,060,861	0.5

Construction & Farm Machinery & Heavy Trucks	—	5,800,896	—	5,800,896	0.8

Department Stores		6,794,331	—	6,794,331	0.9

Distributors	—	6,139,923	—	6,139,923	0.8

Diversified Banks	9,049,318	40,936,399	—	49,985,717	6.5

Diversified Chemicals	—	11,972,076	—	11,972,076	1.6

Diversified Metals & Mining	—	13,755,645	—	13,755,645	1.8

Electronic Equipment Manufacturers	—	29,858,553	—	29,858,553	3.9

Electronic Manufacturing Services	—	5,153,528	—	5,153,528	0.7

Fertilizers & Agricultural Chemicals	—	10,199,373	—	10,199,373	1.3

Food Retail	—	26,662,528	—	26,662,528	3.5

Footwear	—	8,877,455	—	8,877,455	1.2

Health Care Equipment	—	14,082,423	—	14,082,423	1.8

Health Care Services	—	8,162,147	—	8,162,147	1.1

Home Improvement Retail	—	4,619,240	—	4,619,240	0.6

Household Products	—	15,664,366	—	15,664,366	2.0

Independent Power Producers & Energy Traders	—	13,275,614	—	13,275,614	1.7

Industrial Conglomerates	—	22,885,326	—	22,885,326	3.0

Industrial Machinery	—	12,235,934	—	12,235,934	1.6

Integrated Oil & Gas	19,170,783	28,970,465	—	48,141,248	6.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen International Growth Fund

		Level 2	Level 3
	Level 1	Other Significant	Significant		Percent of
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Net Assets

Integrated Telecommunication Services	$—	$15,393,538	$—	$15,393,538	2.0%

Internet Software & Services	—	4,483,983	—	4,483,983	0.6

IT Consulting & Other Services	7,502,985	—	—	7,502,985	1.0

Multi-Line Insurance	7,195,495	4,678,260	—	11,873,755	1.5

Multi-Sector Holdings	—	978,113	—	978,113	0.1

Multi-Utilities	—	12,435,211	—	12,435,211	1.6

Office Electronics	—	7,237,092	—	7,237,092	0.9

Oil & Gas Equipment & Services	—	4,098,447	—	4,098,447	0.5

Oil & Gas Exploration & Production	17,408,032	—	—	17,408,032	2.3

Other Diversified Financial Services	—	6,740,799	—	6,740,799	0.9

Packaged Foods & Meats	—	32,753,697	—	32,753,697	4.3

Pharmaceuticals	18,849,497	55,238,097	—	74,087,594	9.6

Property & Casualty Insurance	—	5,739,745	—	5,739,745	0.7

Publishing	—	16,673,702	—	16,673,702	2.2

Railroads	4,082,260	—	—	4,082,260	0.5

Restaurants	—	13,897,005	—	13,897,005	1.8

Semiconductors	—	7,404,396	—	7,404,396	1.0

Soft Drinks	3,725,453	—	—	3,725,453	0.5

Tires & Rubber	—	3,880,903	—	3,880,903	0.5

Tobacco	—	26,330,524	—	26,330,524	3.4

Wireless Telecommunication Services	13,426,884	12,191,620	—	25,618,504	3.3

Investment Companies	3,476,800	—	—	3,476,800	0.4

Money Market Funds	30,568,772	—	—	30,568,772	4.0

Total Investments in an Asset Position	$144,449,234	$624,928,602	$—	$769,377,836	99.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen International Growth Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $713,182,955)	$738,809,064

Investments in affiliated money market funds, at value and cost	30,568,772

Foreign currency (Cost $3,923,953)	3,916,184

Receivables:
Dividends	2,349,497

Fund shares sold	1,676,530

Investments sold	2,960

Other	1,000

Total assets	777,324,007

Liabilities:
Payables:
Investments purchased	4,853,584

Fund shares repurchased	1,043,134

Distributor and affiliates	433,225

Foreign capital gains tax	93,290

Accrued expenses	615,692

Total liabilities	7,038,925

Net assets	$770,285,082

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,085,867,773

Net unrealized appreciation	25,621,364

Accumulated undistributed net investment income	7,196,221

Accumulated net realized gain (loss)	(348,400,276)

Net assets	$770,285,082

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $273,565,529 and 18,899,810 shares of beneficial interest issued and outstanding)	$14.47

Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price to public	$15.31

Class B Shares:
Net asset value and offering price per share (Based on net assets of $25,934,443 and 1,812,965 shares of beneficial interest issued and outstanding)	$14.30

Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,156,627 and 987,180 shares of beneficial interest issued and outstanding)	$14.34

Class R Shares:
Net asset value and offering price per share (Based on net assets of $2,113,682 and 147,179 shares of beneficial interest issued and outstanding)	$14.36

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $314,696,613 and 21,670,471 shares of beneficial interest issued and outstanding)	$14.52

Institutional Class Shares:
Net asset value and offering price per share (Based on net assets of $139,818,188 and 9,629,617 shares of beneficial interest issued and outstanding)	$14.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen International Growth Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $2,306,615)	$22,861,749

Dividends from affiliated money market funds	17,897

Interest	11,947

Total income	22,891,593

Expenses:
Investment advisory fee	7,006,596

Transfer agent fees — A, B, C, R and Y	1,596,668

Transfer agent fees — Institutional	11,997

Distribution fees
Class A	862,493

Class B	310,294

Class C	173,832

Class R	8,547

Custody	414,735

Reports to shareholders	233,108

Administrative service fees	218,169

Professional fees	104,181

Registration fees	82,050

Trustees’ and officers’ fees and benefits	56,616

Other	48,784

Total expenses	11,128,070

Expense reduction	9.944

Net expenses	11,118,126

Net investment income	11,773,467

Realized and unrealized gain (loss) :
Realized gain (loss):
Investments	(16,896,109)

Foreign currency transactions	(1,012,960)

Net realized (loss)	(17,909,069)

Unrealized appreciation (depreciation):
Beginning of the period	(929,889)

End of the period:
Investments	25,626,109

Foreign currency translation	(4,745)

25,621,364

Net unrealized appreciation during the period	26,551,253

Net realized and unrealized gain	8,642,184

Net increase in net assets from operations	$20,415,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen International Growth Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	August 31, 2010	August 31, 2009

From investment activities:
Operations:
Net investment income	$11,773,467	$9,327,367

Net realized gain (loss)	(17,909,069)	(291,095,120)

Net unrealized appreciation during the period	26,551,253	63,185,684

Change in net assets from operations	20,415,651	(218,582,069)

Distributions from net investment income:
Class A Shares	(5,874,528)	(10,132,930)

Class B Shares	(338,686)	(454,198)

Class C Shares	(181,558)	(279,008)

Class R Shares	(22,284)	(14,216)

Class Y Shares	(9,541,470)	(9,402,472)

Total distributions	(15,958,526)	(20,282,824)

Net change in net assets from investment activities	4,457,125	(238,864,893)

From capital transactions:
Proceeds from shares sold	563,442,215	478,175,914

Net asset value of shares issued through dividend reinvestment	12,721,114	15,524,811

Cost of shares repurchased	(775,485,659)	(335,305,486)

Net change in net assets from capital transactions	(199,322,330)	158,395,239

Total increase (decrease) in net assets	(194,865,205)	(80,469,654)

Net assets:
Beginning of the period	965,150,287	1,045,619,941

End of the period (including accumulated undistributed net investment income of $7,196,221 and $8,459,546, respectively)	$770,285,082	$965,150,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen International Growth Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
									December 19, 2005
									(commencement of
			Year ended August 31,						operations) to
	2010		2009		2008		2007		August 31, 2006

Net asset value, beginning of the period	$14.68		$19.28		$22.77		$18.77		$16.47

Net investment income(a)	0.18		0.14		0.43		0.18		0.15

Net realized and unrealized gain (loss)	(0.14)		(4.40)		(3.59)		3.88		2.15

Total from investment operations	0.04		(4.26)		(3.16)		4.06		2.30

Less:
Distributions from net investment income	0.25		0.34		0.10		0.06		-0-

Distributions from net realized gain	-0-		-0-		0.23		-0-		-0-

Total distributions	0.25		0.34		0.33		0.06		-0-

Net asset value, end of the period	$14.47		$14.68		$19.28		$22.77		$18.77

Total return*	0.13	%(b)	–21.59	%(c)	–14.17	%(c)	21.65	%(c)	13.96	%(c)**

Net assets at end of the period (in millions)	$273.6		$376.5		$638.6		$583.0		$209.4

Ratio of expenses to average net assets*	1.30	%(d)	1.39	%(e)	1.26	%(e)	1.31	%(e)	1.52	%(e)

Ratio of net investment income to average net assets*	1.17	%(d)	1.14%		1.93%		0.82%		1.22%

Portfolio turnover(f)	97%		45%		38%		21%		14%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.30	%(d)	N/A		N/A		N/A		1.80	%(e)

Ratio of net investment income to average net assets	1.17	%(d)	N/A		N/A		N/A		0.94%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $344,997.
(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2006.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.
**	Non-annualized

N/A =Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen International Growth Fund

Financial Highlights—(continued)

	Class B Shares
									December 19, 2005
									(commencement of
			Year ended August 31,						operations) to
	2010		2009		2008		2007		August 31, 2006

Net asset value, beginning of the period	$14.53		$18.99		$22.52		$18.68		$16.47

Net investment income(a)	0.07		0.05		0.25		0.01		0.05

Net realized and unrealized gain (loss)	(0.14)		(4.32)		(3.55)		3.86		2.16

Total from investment operations	(0.07)		(4.27)		(3.30)		3.87		2.21

Less:
Distributions from net investment income	0.16		0.19		-0-		0.03		-0-

Distributions from net realized gain	-0-		-0-		0.23		-0-		-0-

Total distributions	0.16		0.19		0.23		0.03		-0-

Net asset value, end of the period	$14.30		$14.53		$18.99		$22.52		$18.68

Total return*	–0.59	%(b)	–22.25	%(c)	–14.82	%(c)	20.73	%(c)	13.42	%(c)**

Net assets at end of the period (in millions)	$25.9		$30.8		$51.0		$49.8		$18.5

Ratio of expenses to average net assets*	2.05	%(d)	2.15	%(e)	2.01	%(e)	2.07	%(e)	2.27	%(e)

Ratio of net investment income to average net assets*	0.43	%(d)	0.39%		1.15%		0.05%		0.43%

Portfolio turnover(f)	97%		45%		38%		21%		14%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.05	%(d)	N/A		N/A		N/A		2.53	%(e)

Ratio of net investment income to average net assets	0.43	%(d)	N/A		N/A		N/A		0.17%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $31,029.
(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2006.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.
**	Non-annualized
N/A =Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen International Growth Fund

Financial Highlights—(continued)

	Class C Shares
									December 19, 2005
									(commencement of
			Year ended August 31,						operations) to
	2010		2009		2008		2007		August 31, 2006

Net asset value, beginning of the period	$14.55		$18.99		$22.53		$18.68		$16.47

Net investment income(a)	0.07		0.05		0.25		0.02		0.05

Net realized and unrealized gain (loss)	(0.13)		(4.32)		(3.54)		3.86		2.16

Total from investment operations	(0.06)		(4.27)		(3.29)		3.88		2.21

Less:
Distributions from net investment income	0.15		0.17		0.02		0.03		-0-

Distributions from net realized gain	-0-		-0-		0.23		-0-		-0-

Total distributions	0.15		0.17		0.25		0.03		-0-

Net asset value, end of the period	$14.34		$14.55		$18.99		$22.53		$18.68

Total return*	–0.53	%(b)(d)	–22.20	%(c)(f)	–14.83	%(c)	20.77	%(c)	13.42	%(c)**

Net assets at end of the period (in millions)	$14.2		$19.8		$37.4		$32.0		$9.8

Ratio of expenses to average net assets*	2.01	%(d)(e)	2.14	%(f)(g)	2.01	%(g)	2.06	%(g)	2.27	%(g)

Ratio of net investment income to average net assets*	0.45	%(d)(e)	0.37	%(f)	1.16%		0.10%		0.42%

Portfolio turnover(h)	97%		45%		38%		21%		14%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.01	%(d)(e)	N/A		N/A		N/A		2.51	%(g)

Ratio of net investment income to average net assets	0.45	%(d)(e)	N/A		N/A		N/A		0.19%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment (Loss) to Average Net Assets reflect actual 12b-1 fees of 0.96%.
(e)	Ratios are based on average daily net assets (000’s omitted) of $18,083.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(g)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2006.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.
**	Non-annualized
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen International Growth Fund

Financial Highlights—(continued)

	Class R Shares
							March 20, 2007
							(commencement of
	Year ended August 31,						operations) to
	2010		2009		2008		August 31, 2007

Net asset value, beginning of the period	$14.59		$19.21		$22.74		$21.30

Net investment income(a)	0.17		0.12		0.33		0.05

Net realized and unrealized gain (loss)	(0.16)		(4.41)		(3.54)		1.39

Total from investment operations	0.01		(4.29)		(3.21)		1.44

Less:
Distributions from net investment income	0.24		0.33		0.09		-0-

Distributions from net realized gain	-0-		-0-		0.23		-0-

Total distributions	0.24		0.33		0.32		-0-

Net asset value, end of the period	$14.36		$14.59		$19.21		$22.74

Total return*	–0.06	%(b)	–21.84	%(c)	–14.36	%(c)	6.76	%(c)**

Net assets at end of the period (in millions)	$2.1		$1.1		$0.7		$0.3

Ratio of expenses to average net assets*	1.56	%(d)	1.64%		1.52%		1.54%

Ratio of net investment income to average net assets*	1.13	%(d)	0.96%		1.50%		0.53%

Portfolio turnover(e)	97%		45%		38%		21%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.56	%(d)	N/A		N/A		N/A

Ratio of net investment income to average net assets	1.13	%(d)	N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,709.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.
**	Non-annualized
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen International Growth Fund

Financial Highlights—(continued)

	Class Y Shares
									Nov 1, 2005		Year ended
			Year ended August 31,						to August 31,		October 31,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$14.72		$19.36		$22.85		$18.80		$15.36		$12.57

Net investment income	0.22	(a)	0.19	(a)	0.49	(a)	0.23	(a)	0.16	(a)	0.13

Net realized and unrealized gain (loss)	(0.14)		(4.45)		(3.62)		3.89		3.33		2.66

Total from investment operations	0.08		(4.26)		(3.13)		4.12		3.49		2.79

Less:
Distributions from net investment income	0.28		0.38		0.13		0.07		0.05		-0-

Distributions from net realized gain	-0-		-0-		0.23		-0-		-0-		-0-

Total distributions	0.28		0.38		0.36		0.07		0.05		-0-

Net asset value, end of the period	$14.52		$14.72		$19.36		$22.85		$18.80		$15.36

Total return*	0.42	%(b)	–21.42	%(c)	–13.95	%(c)	21.95	%(c)	22.68	%(c)**	22.20	%(c)

Net assets at end of the period (in millions)	$314.7		$537.0		$317.9		$173.5		$46.8		$18.3

Ratio of expenses to average net assets*	1.05	%(d)	1.15	%(e)	1.01	%(e)	1.06	%(e)	1.27	%(e)	1.25%

Ratio of net investment income to average net assets*	1.39	%(d)	1.53%		2.20%		1.05%		1.14%		0.64%

Portfolio turnover(f)	97%		45%		38%		21%		14%		17%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.05	%(d)	N/A		N/A		N/A		1.89	%(e)	2.37%

Ratio of net investment income (loss) to average net assets	1.39	%(d)	N/A		N/A		N/A		0.52%		(0.48%)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $515,403.
(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2006.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.
**	Non-annualized
On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.
N/A =Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen International Growth Fund

Financial Highlights—(continued)

	Institutional Class Shares
	June 1, 2010
	(commencement of
	operations) to August
	31, 2010

Net asset value, beginning of the period	$14.02

Net investment income(a)	0.05

Net realized and unrealized gain	0.45

Total from investment operations	0.50

Less:
Distributions from net investment income	-0-

Distributions from net realized gain	-0-

Total distributions	-0-

Net asset value, end of the period	$14.52

Total return*(b)	3.57%

Net assets at end of the period (in millions)	$139.8

Ratio of expenses to average net assets*	0.92	%(c)

Ratio of net investment income to average net assets*	1.33	%(c)

Portfolio turnover(d)	97%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.93	%(c)

Ratio of net investment income to average net assets	1.32	%(c)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $96,242.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen International Growth Fund

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen International Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen International Growth Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust II. The Acquired Fund was reorganized on June 1, 2010 (The “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C, Class R and Class I shares received Class A, Class B, Class C, Class R and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is capital appreciation, with a secondary objective of income.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

22        Invesco Van Kampen International Growth Fund

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The

23        Invesco Van Kampen International Growth Fund

combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.75%

Over $1 billion	0.70%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $5,469,993 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.40%, 2.15%, 2.15%, 1.65%, 1.15% and 1.15% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $9,944.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $60,873 to VKII. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $29,188 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $363,066 for providing such services. Prior to the Reorganization, the Acquired Fund paid $237,184 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

24        Invesco Van Kampen International Growth Fund

  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B, Class C and Class R shares. Pursuant to such agreements, the Acquired Fund paid $1,068,557 to VKFI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $11,100 in front-end sales commissions from the sale of Class A shares and $0, $14,496 and $787 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $137,642 in front-end sales commissions from the sale of Class A shares and $56,717, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $19,116 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary Income	$15,958,526	$20,282,824

25        Invesco Van Kampen International Growth Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$8,225,283

Net unrealized appreciation — investments	19,076,753

Net unrealized appreciation (depreciation) other investments	(98,035)

Post-October deferrals	(21,844,319)

Capital loss carryforward	(320,942,373)

Shares of beneficial interest	1,085,867,773

Total net assets	$770,285,082

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$67,545,833

August 31, 2018	253,396,540

Total capital loss carryforward	$320,942,373

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $871,927,559 and $1,089,234,794, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$38,263,646

Aggregate unrealized (depreciation) of investment securities	(19,186,893)

Net unrealized appreciation of investment securities	$19,076,753

Cost of investments for tax purposes is $750,301,084.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, accumulated undistributed net investment income was increased by $2,921,734, accumulated net realized gain (loss) was decreased by $2,912,802 and shares of beneficial interest decreased by $8,932. This reclassification had no effect on the net assets of the Fund.

26        Invesco Van Kampen International Growth Fund

NOTE 9—Share Information

	Years ended August 31,
	2010(a)				2009
	Shares		Amount		Shares	Amount

Sales:
Class A	3,385,099	(b)	$52,679,646	(b)	6,247,420	$77,237,345

Class B	341,396		5,258,520		409,092	5,050,383

Class C	111,495		1,716,018		273,896	3,415,685

Class R	110,041		1,665,796		53,038	652,304

Class Y	23,751,240		365,577,788		30,499,933	391,820,197

Institutional Class	9,813,623		136,544,447		-0-	-0-

Total Sales	37,512,894		$563,442,215		37,483,379	$478,175,914

Dividend Reinvestment:
Class A	365,196		$5,740,874		835,473	$9,407,433

Class B	20,944		327,145		38,983	437,001

Class C	10,045		157,207		20,858	234,241

Class R	1,426		22,284		1,129	12,659

Class Y	411,283		6,473,604		482,119	5,433,477

Total Dividend Reinvestment	808,894		$12,721,114		1,378,562	$15,524,811

Repurchases:(c)
Class A	(10,500,110)		$(161,260,651)		(14,561,924)	$(179,398,561)

Class B	(667,528	)(b)	(10,134,943	)(b)	(1,016,019)	(12,355,029)

Class C	(492,496)		(7,480,217)		(904,029)	(11,304,957)

Class R	(41,858)		(622,384)		(15,181)	(176,833)

Class Y	(38,978,850)		(593,246,229)		(10,911,500)	(132,070,106)

Institutional Class	(184,006)		(2,741,235)		-0-	-0-

Total Repurchases	(50,864,848)		$(775,485,659)		(27,408,653)	$(335,305,486)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 18% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Includes automatic conversion of 105,340 Class B shares into 104,297 Class A shares at a value of $1,600,803.
(c)	Net of redemption fees of $42,017 allocated among the classes based on relative net assets of each class for the year ended August 31, 2010.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

27        Invesco Van Kampen International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investments Funds (Invesco Investments Funds)
and Shareholders of Invesco Van Kampen International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen International Growth Fund (formerly known as Van Kampen International Growth Fund; one of the funds constituting AIM Investments Funds (Invesco Investments Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

28        Invesco Van Kampen International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account values and expenses of the Institutional Class shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010, through August 31, 2010. The actual ending account value and expenses of the Institutional Class shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Institutional Class shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[3]	Ratio[4]
A	$1,000.00	$948.23	$6.43	$1,018.60	$6.67	1.31%

B	1,000.00	945.18	10.05	1,014.87	10.41	2.05

C	1,000.00	944.66	9.71	1,015.22	10.06	1.98

R	1,000.00	947.23	7.66	1,017.34	7.93	1.56

Y	1,000.00	949.64	5.21	1,019.86	5.40	1.06

Institutional	1,000.00	1,035.66	2.36	1,020.52	4.74	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010, through August 31, 2010 (as of close of business June 1, 2010, through August 31, 2010 for the Institutional Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. The expense ratio for Class C shares reflects actual 12b-1 fees of less than 1%. For the Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 91 (as of close of business June 1, 2010, through August 31, 2010)/365. Because the Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Institutional Class shares of the Fund and other funds because such data is based on a full six month period.
[4]	The expense ratios reflect an expense waiver. The expense ratio for Class C shares reflects actual 12b-1 fees of less than 1%.

29        Invesco Van Kampen International Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen International Growth Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage

30        Invesco Van Kampen International Growth Fund

transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

31        Invesco Van Kampen International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	92.44%
Corporate Dividends Received Deduction*	0.00%
Foreign Taxes	0.0434 per share
Foreign Source Income	0.4736 per share
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32        Invesco Van Kampen International Growth Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen International Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	39,109,051	870,960	2,254,285	0

33        Invesco Van Kampen International Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-INTG-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed
		Applicable to Non-Audit
	Fees Billed for	Services Provided for
	Services Rendered to	fiscal year end 8/31/2010
	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval
	8/31/2010	Requirement(1)
Audit Fees	$64,900	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$12,600	0%
All Other Fees	$0	0%

Total Fees	$77,500	0%
PWC billed the Registrant aggregate non-audit fees of $12,600 for the fiscal year ended August 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end August 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for
	Non-Audit Services
	Rendered to Invesco
	and Invesco	Percentage of Fees Billed
	Affiliates for fiscal	Applicable to Non-Audit
	year end 8/31/2010	Services Provided for
	That Were Required	fiscal year end 8/31/2010
	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended August 31, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: November 8, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: November 8, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: November 8, 2010

Item 1. Reports to Stockholders.
EXHIBIT INDEX

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.